Exhibit 99.2 Avenzo Therapeutics Transaction and Company Overview June 1, 2026 1

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Transaction Highlights

TRANSACTION STRUCTURE	• Rallybio to acquire 100% of Avenzo equity interests in reverse-triangular merger with Avenzo surviving the merger as a wholly owned subsidiary of Rallybio • Rallybio will distribute all legacy net cash • Post-closing, Rallybio Corporation will be renamed Avenzo Therapeutics, Inc. and trade on Nasdaq under the ticker symbol “AVZO”
FINANCING	• In connection with the merger, Avenzo entered into subscription agreements for a concurrent oversubscribed private financing of $215 million in gross proceeds • The financing included participation from new investors including a leading mutual fund, Blackstone Multi-Asset Investing, accounts advised by T. Rowe Price Investment Management, Inc., a leading life sciences fund, Vivo Capital, Affinity Asset Advisors, ADAR1 Capital Management, and existing investors including OrbiMed, SR One, Foresite Capital, Surveyor Capital (a Citadel company), Longwood Fund, New Enterprise Associates, Deep Track Capital, Sands Capital, Lilly Asia Ventures, Sofinnova Investments, and other institutional investors
USE OF PROCEEDS	• Support advancement of Avenzo’s four clinical-stage programs through multiple clinical milestones, including updated Phase 1 data across the pipeline, initial clinical data for the combination of AVZO-023 and AVZO-021 with fulvestrant, and the initiation of multiple Phase 2 studies across the pipeline
MANAGEMENT TEAM	• Avenzo management team, led by co-founders Dr. Athena Countouriotis and Dr. Mohammad Hirmand, will lead the combined company post closing of transaction

AVENZO THERAPEUTICS
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Pro Forma Capitalization Table SHARES OWNERSHIP IN PRO OUTSTANDING / IMPLIED VALUATION FORMA COMPANY ISSUED (1) Rallybio 5.8 $15.0 2.83% Avenzo 115.0 300.0 97.17% Concurrent Financing 82.4 215.0 Total 203.2 $530.0 1 Assumes Rallybio will distribute all legacy net cash. Note: All figures in millions. Calculations above are based on Rallybio’s and Avenzo’s outstanding shares as of May 28, 2026, in each case, calculated on a fully-diluted basis, using the treasury stock method, and are subject to change based on the final number of shares of Rallybio and Avenzo outstanding immediately prior to the closing, calculated on a fully-diluted basis, using the treasury stock method. 4 Source: Rallybio and Avenzo Management.

Company Overview

4 Clinical Stage, Potentially Differentiated Oncology Programs in Blockbuster Opportunities

Program	Highlights
AVZO-021 *CDK2 Inhibitor*	✓ Phase 1 monotherapy and fulvestrant combination complete, with differentiated profile ✓ Updated Phase 1 data to be presented at ASCO 2026 ✓ Enrolling in combination with AVZO-023 (CDK4i) + fulvestrant in ORION-1 study
AVZO-023 *CDK4 Inhibitor*	✓ ORION-1 Phase 1 fulvestrant combination enrolling ✓ Preliminary, updated Phase 1 fulvestrant combination data anticipated late 2026
AVZO-1418 *EGFR/HER3 ADC*	✓ Rapid progress in AVENTINE-1 Phase 1 monotherapy, with >30 patients enrolled across 5 dose cohorts ✓ Responses across multiple doses and different tumor types with strong signal in NSCLC ✓ FTD granted in EGFRm TKI-pretreated NSCLC ✓ Preliminary, updated Phase 1 data anticipated in 2H 2026
AVZO-103 *NECTIN4/TROP2 ADC*	✓ BEACON-1 Phase 1 monotherapy ongoing ✓ FTD granted in post-enfortumab vedotin urothelial cancer ✓ Initial Phase 1 data anticipated in 2H 2026
CORPORATE	✓ Team with deep expertise in oncology development ✓ Cash and cash equivalents of $160 million as of 31-Mar-2026 ✓ Expected proceeds to be primarily used to advance Avenzo's pipeline through various anticipated milestones

AVENZO THERAPEUTICS

ADC: antibody drug conjugate; CDK: cyclin-dependent kinase; EGFRm: EGFR mutant; FTD: Fast Track designation; NSCLC: non-small cell lung cancer; TKI: tyrosine kinase inhibitor

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Blockbuster Commercial Opportunities Across the Pipeline

AVZO-023 + AVZO-021
CDK4i + CDK2i

Market Size[1]
~$15B
HR+/HER2- Breast Cancer

AVZO-1418
EGFR/HER3 ADC

Market Size[2]
~$16B
NSCLCwt (no AGA) & EGFRm NSCLC

AVZO-103
Nectin4/TROP2 ADC

Market Size[3]
~$5B
Urothelial Cancer

[1] Based on reported 2025 revenues of FDA approved CDK4/6 inhibitors abemaciclib, palbociclib and ribociclib. [2] Based on 2025 estimated revenue of pembrolizumab (anti-PD-1 mAb) per Wall Street research estimates (NSCLCwt (no AGA)), and reported 2025 revenue of osimertinib (EGFRm NSCLC). [3] Based on projected enfortumab vedotin revenue including frontline (1L) urothelial cancer, per Wall Street research estimates.
ADC: antibody drug conjugate; AGA: actionable genomic alteration; EGFRm NSCLC: EGFR mutant non-small cell lung cancer; NSCLCwt (no AGA): non-small cell lung cancer without known alteration/mutation

AVENZO THERAPEUTICS
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Avenzo Pipeline of Potentially Differentiated Programs

Four U.S.-Based Phase 1 Studies Ongoing Across Pipeline

PROGRAM/STUDY	INDICATION	PHASE 1	PHASE 2
AVZO-021 (CDK2i)			
Monotherapy ± Fulvestrant	HR+/HER2- Breast Cancer		
AVZO-023 (CDK4i): ORION-1			
+ Fulvestrant	HR+/HER2- Breast Cancer		
+ AVZO-021 + Fulvestrant	HR+/HER2- Breast Cancer	*Initiated Q2 2026*	
AVZO-1418 (EGFR/HER3 ADC): AVENTINE-1			
Monotherapy	Solid Tumors		
AVZO-103 (NECTIN4/TROP2 ADC): BEACON-1			
Monotherapy	Solid Tumors		

Note: Avenzo in-licensed worldwide rights, excluding Greater China for each program. AVZO-021 and AVZO-023 partnered with Allorion; AVZO-1418 partnered with DualityBio; AVZO-103 partnered with VelaVigo.
ADC: antibody drug conjugate; CDK: cyclin-dependent kinase

AVENZO THERAPEUTICS
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KEY HIGHLIGHTS • Potentially differentiated with well tolerated safety profile and mPFS of 5.3 months as monotherapy in HR+/HER2- breast cancer • Phase 1 monotherapy and fulvestrant combination complete • Phase 1 study in combination with selective AVZO-023 (CDK4i) + fulvestrant ongoing AVZO-021 Selective CDK2 Inhibitor ANTICIPATED MILESTONES HR+/HER2- Breast Cancer • ASCO 2026: Updated Phase 1 monotherapy and fulvestrant combination data • 2H 2027: Initial Phase 1 data in combination with AVZO-023 (CDK4i) and fulvestrant 8

Evolving HR+/HER2- Breast Cancer Treatment Paradigm

HR+/HER2- BC TREATMENT PARADIGM


1L
CDK4/6i + ET
2L
BIOMARKER-NEGATIVE
BIOMARKER-POSITIVE
AVZO-023 + ET ± AVZO-021
CDK4i + ET ± CDK2i
CDK4/6i + ET
EVEROLIMUS + ET
SERD (ESR1m)
AKTi + ET (PIK3CA/AKT/PTEN)
PI3Ki + ET (PIK3CA)
PARPi (BRCA1/2)

- Pfizer and BeOne focused on displacing CDK4/6i + ET with selective CDK4i; no planned 2L registrational studies
  - Limited CDK2i combination potential due to inadequate selectivity

- Fragmented with no biomarker-agnostic therapy
- Pfizer's atirmociclib Phase 2 data validates selective CDK4i in 2L; statistically significant PFS improvement (HR 0.60)[1]
- Atirmociclib and abemaciclib (EMBER-3) confirm CDK4 inhibition effective in 2L regardless of biomarker status
- Avenzo plans to move quickly toward 2L registrational strategy initially given opportunity and currently limited in-class competition

Note: No head-to-head trials have been conducted among the results shown. As a result, cross-trial comparisons cannot be made.
[1] Based on FOURLIGHT-1; a randomized Phase 2 study of atirmociclib + fulvestrant vs fulvestrant or everolimus + exemestane in patients with HR+/HER2- breast cancer whose disease progressed after CDK4/6i-based treatment.
ESR: estrogen receptor; ET: endocrine therapy; PARP: poly ADP-ribose polymerase; PI3K: phosphoinositide 3-kinase; PIK3CA: phosphatidylinositol 3-kinase catalytic subunit alpha; PFS: progression free survival; SERD: selective estrogen receptor degrader

AVENZO THERAPEUTICS
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AVZO-021 CDK2i Key Areas of Differentiation

	AVZO-021[1] *Avenzo*	TEGTOCICLIB *Pfizer*	BG-68501 *BeOne*	INCB123667 *Incyte*
Development Stage	Phase 1	Phase 1	Deprioritized	Phase 3
Phase 1 Efficacy Data	15% ORR (n=26) **5.3 months PFS**	19% ORR (n=16) **3.5 months PFS**[2]	3% ORR (n=33) *PFS not disclosed*[4]	11% ORR (n=76) *PFS not disclosed*[6]
Dosing	QD (14 hour $t_{1/2}$)	BID (2-3 hour $t_{1/2}$)	BID	BID
CDK1 and CDK9 Selectivity *Drivers of GI Toxicity*	✓ ***~50% nausea, ~30% vomiting and ~20% diarrhea***	✗ ***~80% nausea, ~50% vomiting and ~50% diarrhea***[2]	✗ *~60% nausea and ~60% vomiting (required scheduled anti-emetics)*[4]	✓ *~40% nausea and ~30% vomiting*[7]
CDK6 Selectivity *Driver of Hematologic Toxicity*	✓ *Low rates of heme toxicity*	✓	✓	✗ *Dose limiting heme toxicity*[7]
Tolerability in Combination with Portfolio CDK4i	✓ *Ongoing*	✗ *Not well tolerated*[3]	**Not disclosed** *Not expected to be well tolerated, given high rates of GI toxicity for BG-68501 and BGB-43395*[5]	**Not disclosed** Not focused in breast cancer
	Potentially Differentiated CDK4i in Portfolio	**CDK4i in Portfolio Not Well Tolerated in Combination with CDK2i**		**No CDK4i in Portfolio**

Note: Information provided in the tables above is for illustrative purposes only and no head-to-head clinical trials have been conducted evaluating these product candidates. Differences exist between study or trial designs and participant characteristics, and caution should be exercised when comparing data across trials. [1] Patel M et al: ASCO 2026. ORR includes 1 unconfirmed partial response (uPR) on treatment as of data cut-off awaiting confirmatory scan. [2] Yap T et al: ASCO 2023. 1 of 3 responders at 500 mg BID, which is higher than MTD of 300 mg BID. Safety includes all grade TEAEs. [3] Yap T et al: ESMO 2024. [4] Joshi R et al: ASCO 2025. Excludes uPR who did not confirm. Safety includes all grade TEAEs. BeOne 2025 Investor R&D Day, Jun-2025. [5] Yap T et al: SABCS 2024. [6] Simonelli M et al: ESMO 2024. [7] All grade TEAEs per Lorusso D et al: ESMO 2025. BID selected as RP2D as QD doses associated with increased incidence of GI toxicity.
BID: twice daily; GI: gastrointestinal; ORR: overall response rate; PFS: progression free survival; QD: once daily; RP2D: recommended Phase 2 dose; TEAE: treatment emergent adverse event

AVENZO THERAPEUTICS

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AVZO-021 Phase 1 Study Design

Phase 1 Completed | Data to be Presented at ASCO 2026[1]

DESIGN

- Single patient accelerated titration (20, 40, 60 mg QD) followed by BOIN
- QD administration in 28-day cycles

OBJECTIVES

- Evaluate safety/tolerability and determine RP2D/MTD

Part 1a: Monotherapy Dose Escalation / Backfill
(N=51[2])

- **250 mg QD** N=1
- **220 mg QD** N=3
- **180 mg QD** N=7
- **150 mg QD** N=9
- **120 mg QD** N=3
- **90 mg QD** N=4

Part 1b: Combination in HR+/HER2- mBC
(N=13)

- **200 mg QD AVZO-021 + fulvestrant** (N=7)
- **150 mg QD AVZO-021 + fulvestrant** (N=6)

As of 30-Mar-2026 data cut-off, safety population (N=64):

- Part 1a monotherapy: N=51 patients with advanced solid tumors
- Part 1b fulvestrant combination: N=13 patients with HR+/HER2- mBC
- Median (range) follow-up time of 5.9 months (0.03+, 16.49+)

As of 07-May-2026 updated data cut-off, efficacy-evaluable population (N=39):

- Patients treated at ≥150 mg QD AVZO-021 (± fulvestrant) with HR+/HER2- mBC or CCNE1-amplified solid tumors, with at least 1 evaluable post-baseline scan

AVENZO THERAPEUTICS

[1] Patel M et al: ASCO 2026. [2] Includes accelerated titration 20, 40 and 60 mg QD (n=4) and additional backfill patients treated at 100 mg QD (n=10) and 200 mg QD (n=10).
BC: breast cancer; BOIN: Bayesian Optimal Interval; MTD: maximum tolerated dose; QD: once daily; RP2D: recommended Phase 2 dose

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AVZO-021 Treatment Emergent Adverse Events (N=64)

TEAEs OCCURRING IN ≥10% OF PATIENTS BY GRADE					
	MONOTHERAPY AND FULVESTRANT COMBINATION (N=64)				
	GRADE 1 N (%)	GRADE 2 N (%)	GRADE 3 N (%)	GRADE 4[a] N (%)	ALL GRADE N (%)
Any TEAE, n (%)	6 (9)	28 (44)	20 (31)	6 (9)	60 (94)
Nausea	23 (36)	9 (14)	1 (2)	0	33 (52)
Fatigue	21 (33)	10 (16)	0	0	31 (48)
Anemia	4 (6)	9 (14)	12 (19)	0	25 (39)
Vomiting	15 (23)	5 (8)	2 (3)	0	22 (34)
Diarrhea	10 (16)	2 (3)	1 (2)	0	13 (20)
Alopecia	12 (19)	0	0	0	12 (19)
Neutrophil count decreased	2 (3)	4 (6)	3 (5)	2 (3)	11 (17)
Edema peripheral	8 (13)	1 (2)	1 (2)	0	10 (16)
Platelet count decreased	6 (9)	1 (2)	2 (3)	1 (2)	10 (16)
Arthralgia	7 (11)	2 (3)	0	0	9 (14)
Constipation	7 (11)	2 (3)	0	0	9 (14)
Cough	7 (11)	2 (3)	0	0	9 (14)
Hypokalemia	2 (3)	5 (8)	2 (3)	0	9 (14)
Dizziness	7 (11)	1 (2)	0	0	8 (13)
Gastroesophageal reflux disease	3 (5)	4 (6)	0	0	7 (11)
Headache	7 (11)	0	0	0	7 (11)

Generally well tolerated

Most TEAEs were Grade 1 or 2

Two patients had TEAEs leading to treatment discontinuation[a]

Most commonly reported TEAEs of nausea, fatigue, anemia and vomiting

- Anemia present at baseline in 10 of 12 patients with on-treatment Grade 3 anemia

14 patients with TEAEs leading to dose reduction

Dose-limiting toxicities:

- Monotherapy: 1 DLT at 250 mg QD of Grade 3 syncope
- Fulvestrant combination: 1 DLT at 200 mg QD of Grade 4 thrombocytopenia

Note: Data cut-off date 30-Mar-2026. TEAEs by preferred term and maximum grade. No patient reported a Grade 5 TEAE. [a] Additional Grade 4 events: 1 patient at 120 mg QD with hypovolemic shock (not related), 1 patient at 200 mg QD with cholestatic jaundice (not related, leading to treatment discontinuation) and 1 patient at 200 mg QD with neutropenia (related, leading to treatment discontinuation).
DLT: dose-limiting toxicity; QD: once daily; TEAE: treatment emergent adverse event

AVENZO THERAPEUTICS

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Encouraging Signs of Efficacy in Heavily Pretreated HR+/HER2- mBC

- 5.3-month median PFS (95% CI: 1.9, 7.2) across all monotherapy doses in HR+/HER2- mBC patients (n=33)
- 85% disease control rate (95% CI: 62.1, 96.8) in HR+/HER2- mBC efficacy evaluable patients treated with ≥150 mg QD monotherapy (n=20)

AVZO-021 Monotherapy ≥ 150 mg QD (N=26) | **AVZO-021 + Fulvestrant (N=13)**



Best (%) Change from baseline
ESR1
PIK3CA
Dose (mg QD)
150
180
200
220
250
Best improvement on subsequent scans after initial scan
Treatment ongoing

AVZO-021 Monotherapy ≥ 150 mg QD (N=26)



Dose (mg QD)
150
180
200
220
250
Treatment Ongoing
Sum of Target Lesions Change from Baseline (%)
Weeks

Note: Data cut-off date 07-May-2026, with median follow-up time of 8.4 months (range 0.03 to 16.6+).
BC: HR+/HER2- breast cancer; FT: CCNE1-amplified fallopian tube cancer; OC: CCNE1-amplified ovarian cancer; PR: partial response; QD: once daily; TNBC: CCNE1-amplified triple negative breast cancer; UC: CCNE1-amplified uterine cancer; uPR: unconfirmed partial response

AVENZO THERAPEUTICS

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Duration of Treatment (N=43) • All responders remain on treatment, with 3 patients for ≥48 weeks • Among 34 HR+/HER2- breast cancer patients treated at ≥150 mg QD: − 20 patients were on treatment for ≥24 weeks − 9 patients remain on treatment • Among 7 CCNE1-amplified solid tumor patients treated at ≥150 mg QD: − 3 patients on treatment for ≥24 weeks − 1 patient remains on treatment Note: Data cut-off date 07-May-2026. N=21 patients treated with <150 mg QD monotherapy not shown. * Efficacy evaluable. ACC: adrenal cortical carcinoma; BC: HR+/HER2- breast cancer; EN: endometrial cancer; FT: CCNE1-amplified fallopian tube cancer; OC: CCNE1-amplified ovarian cancer; QD: 14 once daily; TNBC: CCNE1-amplified triple negative breast cancer; UC: CCNE1-amplified uterine cancer

KEY HIGHLIGHTS • Potentially differentiated with high selectivity against CDK6 • Ongoing Phase 1 study (ORION-1) in combination with fulvestrant ± AVZO-021 (CDK2i) AVZO-023 Selective CDK4 Inhibitor ANTICIPATED MILESTONES HR+/HER2- Breast Cancer • Late 2026: Preliminary, updated Phase 1 fulvestrant combination data • 2H 2027: Initial Phase 1 data in combination with AVZO-021 (CDK2i) and fulvestrant 15

AVZO-023 CDK4i Key Areas of Differentiation

	AVZO-023 *Avenzo*	ATIRMOCICLIB *Pfizer*	BGB-43395 *BeOne*	GDC-4198 *Roche*
Development Stage	Phase 1	Phase 3	Phase 3	Phase 1b
Phase 1 Efficacy Data in mBC *ET Combination(s)*	Ongoing	24% ORR (n=33)[1]	11% ORR (n=19)[3]	0% ORR (n=4)[4] *Monotherapy ORR of 15% (n=27)*
CDK6 Selectivity *Driver of Hematologic Toxicity*	✓ *Low rates of heme toxicity*	✗ *~55% neutropenia (~20% G3+)[1]*	✗ *~20% neutropenia (~15% G3+)[3]*	✗ *~30% neutropenia (~10% G3+)[4]*
CDK1 / CDK9 / GSK3B Selectivity *Drivers of GI Toxicity*	✓ *Low rates of GI toxicity*	✗ *~40% diarrhea[1]*	✗ *~85% diarrhea (~5% G3+)[3]*	✗ *~60% diarrhea[4]*
Tolerability in Combination with Portfolio CDK2i	✓ *Ongoing*	✗ *Not well tolerated[2]*	**NA** *BG-68501 deprioritized*	NA *Single asset with activity against CDK4 and CDK2*
	Potentially Differentiated CDK2i in Portfolio	**CDK2i in Portfolio Not Well Tolerated in Combination with CDK4i**		**Fixed Activity Against CDK4 and CDK2**

Note: Information provided in the tables above is for illustrative purposes only and no head-to-head clinical trials have been conducted evaluating these product candidates. Differences exist between study or trial designs and participant characteristics, and caution should be exercised when comparing data across trials. [1] Yap T et al: ESMO Breast 2024. [2] Yap T et al: ESMO 2024. [3] BeOne 2025 Investor R&D Day, Jun-2025. References data presented from CDK4i + fulvestrant dose escalation. [4] Wander S et al: SABCS 2025.
BC: breast cancer; GI: gastrointestinal; ORR: overall response rate

AVENZO THERAPEUTICS

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AVZO-023 ORION-1 Phase 1 Study Design

N=13 Patients Treated as of 28-Apr-2026

POPULATION

- CDK4/6i + ET pretreated HR+/HER2- BC
  - Doublet: ≤2 prior lines of chemotherapy permitted
  - Triplet: ≤1 prior line of chemotherapy permitted
- ECOG 0–1
- Asymptomatic CNS disease allowed

DESIGN

- Accelerated titration followed by BOIN
- Response evaluation by RECIST v1.1

OBJECTIVES

- Evaluate safety/tolerability and determine RP2D/MTD

DOUBLET: AVZO-023 + FULVESTRANT DOSE ESCALATION/BACKFILL
(N~70)

- ...
- **150 mg BID** (N=1)
- **100 mg BID** (N=7)
- **75 mg BID** (N=3)
- **50 mg BID** (N=1)
- **25 mg BID** (N=1)

TRIPLET: AVZO-023 + FULVESTRANT + AVZO-021
(N~60)

- ...
- **DL3**
- **DL2**
- **50 mg BID AVZO-023 + 100 mg QD AVZO-021 + Fulvestrant**

Note: Patients can receive prior CDK4/6i but not prior selective CDK2i, CDK4i or CDK2/4i.
BC: breast cancer; BOIN: Bayesian Optimal Interval; CNS: central nervous system; DL: dose level; MTD: maximum tolerated dose; QD: once daily; RP2D: recommended Phase 2 dose

Under Evaluation

AVENZO THERAPEUTICS 17

AVZO-023 Treatment Emergent Adverse Events (N=13) TEAEs OCCURRING IN ≥10% OF PATIENTS BY GRADE Generally well tolerated AVZO-023 + FULVESTRANT (N=13)¹ GRADE 1 GRADE 2 GRADE 3 GRADE 4 ALL GRADE N (%) N (%) N (%) N (%) N (%) Most TEAEs were Grade 1 or 2 Any TEAE, n (%) 2(15) 8 (62) 1(8) 1(8) 12(92) Low incidence and severity of hematologic and gastrointestinal Neutrophil count decreased 0 4 (31) 0 1(8) 5(38) adverse events Anaemia 2(15) 1(8) 0 0 3 (23) No patients had TEAEs leading to Nausea 2(15) 1(8) 0 0 3 (23) treatment discontinuation Blood creatinine increased 2(15) 0 0 0 2(15) 1 patient with DLT at 100 mg BID Decreased appetite 2(15) 0 0 0 2(15) • Grade 3 neutrophil count decreased that led to dose Dysgeusia 2(15) 0 0 0 2(15) interruption for >7 days and Grade 4 recurrence upon Vomiting 2(15) 0 0 0 2(15) rechallenge at same dose Note: Data cut-off date 28-Apr-2026. TEAEs by preferred term and maximum grade. No patient reported a Grade 5 TEAE. ¹ Breast cancer patients (11 of 13) received AVZO-023 + fulvestrant from C1D1. Includes 2 patients treated with AVZO-023 monotherapy. 18 BID: twice daily; DLT: dose-limiting toxicity; TEAE: treatment emergent adverse event

AVZO-023 + Fulvestrant ORION-1 Phase 1 Dose-Escalation Encouraging Signs of Efficacy in HR+/HER2- Breast Cancer at 100 mg BID (N=6) • 5/6 patients continued on treatment as of the data cut-off # Treatment ongoing Note: Data cut-off date 14-May-2026. Efficacy evaluable population includes all treated patients with metastatic HR+/HER2- breast cancer, baseline measurable disease, and at 19 least 1 evaluable post-baseline scan. 3 patients had non-measurable disease at baseline (bone only).

KEY HIGHLIGHTS • Rapid progress in AVENTINE-1 Phase 1 monotherapy study, with >30 patients enrolled across 5 dose cohorts • Responses across multiple doses and different tumor types with strong signal in NSCLC • Fast Track designation granted in EGFRm TKI-pretreated NSCLC AVZO-1418 EGFR/HER3 ADC ANTICIPATED MILESTONES Solid Tumors • 2H 2026: Preliminary, updated Phase 1 data • Mid-2027: Phase 2 initiation • 2H 2027: Updated Phase 1 data 20

EGFR/HER3 ADC Background and Opportunity Pan-Tumor Opportunity, including in Lung Cancer NSCLCwt (NO AGA) EGFRm NSCLC • EGFR and HER3 shown to be highly expressed across multiple solid tumors, IMMUNOTHERAPY OSIMERTINIB ± AMIVANTAMAB + including NSCLC ± CHEMOTHERAPY CHEMOTHERAPY LAZERTINIB • Bispecific ADC leverages avidity for enhanced binding, internalization and tumor-specific cytotoxicity AVZO-1418 • Limited options for patients, especially those in 2L setting with EGFRm and NSCLCwt (no AGA) Standard of Care CHEMOTHERAPY ± DOCETAXEL ± DATO-DXD AMIVANTAMAB RAMUCIRUMAB 21 EGFRm NSCLC: EGFR mutant non-small cell lung cancer; NSCLCwt (no AGA): non-small cell lung cancer without known alteration/mutation 2L+ 1L

AVZO-1418 EGFR/HER3 ADC Key Areas of Differentiation

	AVZO-1418 (AVENZO)[1]	IZA-BREN (BMS/SYSTIMMUNE)[2]
Global Development Stage	Phase 1	EGFRm NSCLC: Phase 2/3 NSCLCwt[3]: Phase 1 mUC: Phase 2/3
Format	1+1	2+2
EGFR/HER3 Tuning (KD, nM)	21.6 nM EGFR | 3.5 nM HER3	1.4 nM EGFR (cetuximab) | 88.4 nM HER3[4]
DAR / Payload	DAR 6 | P1021 (DualityBio topoisomerase I inhibitor)	DAR 8 | Ed-04 (topoisomerase I inhibitor)
Clinical Activity	**EGFRm NSCLC: ✓** **NSCLCwt: ✓** **mUC: ✓**	**EGFRm NSCLC: 23% ORR (n=22)[5]** **NSCLCwt[3]: 40% ORR (n=20)[5]** **mUC: 33% ORR (n=27)[6]**
Phase 1 Safety Profile	**Ongoing, no Grade≥3 neutropenia at ≤4.5 mg/kg Q2W** (N=20)	**58% Grade≥3 neutropenia[5]** (N=107)
Prophylactic G-CSF Required	**No**	**Yes[5]**

Note: Information provided in the table above is for illustrative purposes only and no head-to-head clinical trials have been conducted evaluating these product candidates. Differences exist between study or trial designs and participant characteristics, and caution should be exercised when comparing data across trials. [1] Zhou Y et al: AACR 2025. [2] Zhang L et al: ASCO 2023. [3] Excludes EGFR, ALK and ROS1-positive NSCLC (NCT05983432). [4] Internal data on file. [5] Yu H et al: ESMO 2025. [6] Bian X et al: ESMO 2024.
EGFRm NSCLC: EGFR mutant non-small cell lung cancer; G-CSF: granulocyte-colony stimulating factor; NSCLCwt (no AGA): non-small cell lung cancer without known alteration/mutation; UC: urothelial cancer

AVENZO THERAPEUTICS

22

AVZO-1418 AVENTINE-1 Phase 1 Study Design

N=32 Patients Treated as of 13-May-2026

POPULATION

- Prior lines of chemotherapy ≤3 in escalation and ≤2 in backfill patients
- ECOG 0–1
- Asymptomatic CNS disease allowed

DESIGN

- Bayesian Optimal Interval (BOIN)
- Response evaluation by RECIST v1.1

OBJECTIVES

- Evaluate safety/tolerability and determine RP2D/MTD

MONOTHERAPY DOSE ESCALATION/BACKFILL

EGFRm NSCLC, NSCLC W/O AGA, SCLC, NPC, BTC, UC

(N~100)

- 6 mg/kg Q2W (N=7)
- ...
- 5.0 mg/kg Q2W *Ongoing*
- 4.5 mg/kg Q2W (N=4)
- 4 mg/kg Q2W (N=11) ▶ 6 mg/kg Q3W (N=5)
- 2 mg/kg Q2W (N=5)

PEMBROLIZUMAB COMBINATION

NSCLC W/O AGA, SCLC, NPC, BTC, UC

(N~35)

- DL3
- DL2
- DL1

Note: Prior version of protocol allowed for enrollment of CRC, SCCHN, and TNBC tumor types.
AGA: actionable genomic alteration; BTC: biliary tract cancer; CNS: central nervous system; CRC: colorectal cancer; MTD: maximum tolerated dose; NPC: nasopharyngeal carcinoma; NSCLC: non-small cell lung cancer; RP2D: recommended Phase 2 dose; SCCHN: squamous cell carcinoma of the head and neck; SCLC: small cell lung cancer; TNBC: triple negative breast cancer; UC: urothelial cancer

AVENZO THERAPEUTICS

Under Evaluation

23

AVZO-1418 Treatment Emergent Adverse Events (N=32)

TEAEs OCCURRING IN ≥10% OF PATIENTS BY GRADE

	2 mg/kg to 4.5 mg/kg (N=20)		6 mg/kg (N=12)	
	GRADE 1-2 N (%)	GRADE 3-4[a] N (%)	GRADE 1-2 N (%)	GRADE 3-4[b] N (%)
Nausea	10 (50)	0	8 (67)	0
Alopecia	11 (55)	0	6 (50)	0
Fatigue	9 (45)	0	4 (33)	0
Diarrhoea	4 (20)	0	6 (50)	1 (8)
Vomiting	4 (20)	0	6 (50)	0
Anaemia	3 (15)	0	4 (33)	2 (17)
Headache	4 (20)	0	5 (42)	0
Neutrophil count decreased	1 (5)	0	3 (25)	4 (33)
Stomatitis	2 (10)	0	4 (33)	2 (17)
Decreased appetite	5 (25)	0	2 (17)	0
Hypokalaemia	3 (15)	0	2 (17)	1 (8)
Epistaxis	1 (5)	0	4 (33)	0
Lymphocyte count decreased	0	3 (15)	0	2 (17)
Mucosal inflammation	1 (5)	0	4 (33)	0
Rash maculo-papular	3 (15)	0	2 (17)	0
White blood cell count decreased	0	0	1 (8)	4 (33)
Dehydration	3 (15)	0	1 (8)	0
Dermatitis acneiform	2 (10)	0	2 (17)	0
Dizziness	2 (10)	0	2 (17)	0
Dry eye	1 (5)	0	3 (25)	0
Dyspnoea	2 (10)	0	2 (17)	0
Myalgia	4 (20)	0	0	0
Pyrexia	2 (10)	0	2 (17)	0

Generally well-tolerated at doses up to 4.5 mg/kg Q2W (N=20)

- No Grade 3+ neutropenia
- 1 patient had TEAE leading to treatment discontinuation[a]
- 2 patients had TEAEs leading to dose reduction

6 mg/kg Q2W/Q3W exceeded MTD (N=12)

- 2 DLTs at 6 mg/kg Q2W: Grade 3 diarrhea, and Grade 4 acute gastroenteritis/pancytopenia
- 2 DLTs at 6 mg/kg Q3W: Grade 3 ALT increased/pneumonitis, and Grade 4 neutrophil count decreased
- 2 patients had TEAEs leading to treatment discontinuation[b,c]
- 5 patients had TEAEs leading to dose reduction

Note: Data cut-off 13-May-2026. TEAEs by preferred term and maximum grade. [a] Additional Grade 4+ TEAEs from 2 to 4.5mg/kg: Grade 4 respiratory failure (unrelated), Grade 5 cardiorespiratory arrest (unrelated, leading to treatment discontinuation) in 1 patient each. [b] Additional Grade 4+ TEAEs at 6 mg/kg: acute gastroenteritis/pancytopenia (related, leading to treatment discontinuation) and Grade 5 aspiration (unrelated) in same patient. [c] Grade 3 pneumonitis leading to treatment discontinuation in 1 patient.
TEAE: treatment-emergent adverse event; MTD: maximum tolerated dose

AVENZO THERAPEUTICS
24

AVZO-1418 Phase 1 Monotherapy Dose-Escalation Encouraging Trend and Deepening Tumor Reductions over Time across Tumor Types (N=18) • In 18 efficacy evaluable patients, 9 remain on treatment including 5 responders • Responders across multiple tumor types and multiple dose cohorts • 2/3 responding patients at 6 mg/kg dose reduced to 4 mg/kg prior to response 5 of 18 responders # Treatment ongoing Note: Data cut-off date 13-May-2026. Efficacy-evaluable population includes patients with baseline measurable disease treated with AVZO-1418 who had at least 1 evaluable post- baseline scan. Patient with urothelial cancer treated at 6 mg/kg Q2W is ongoing with PR, which was confirmed subsequent to data cut-off date. * Patient with NSCLC-wt with 0% change from baseline was treated at 4.5 mg/kg Q2W. CRC: colorectal cancer; NPC: nasopharyngeal cancer; NSCLC-wt: non-small cell lung cancer without known alteration/mutation; NSCLC-EGFRm: EGFR mutant non-small cell lung 25 cancer; PR: partial response; SCCHN: squamous cell carcinoma of the head and neck; TNBC: triple negative breast cancer; UC: urothelial cancer; uPR: unconfirmed partial response

AVZO-1418 Phase 1 Monotherapy Dose-Escalation Encouraging Signs of Efficacy in NSCLC Across Multiple Doses (N=10) • In 10 efficacy evaluable patients, 8 remain on treatment including 4 responders • 1/2 responding patients at 6 mg/kg dose reduced to 4 mg/kg prior to response 4 of 10 responders # Treatment ongoing Note: Data cut-off date 13-May-2026. Efficacy-evaluable population includes patients with NSCLC with baseline measurable disease treated with AVZO-1418 who had at least 1 evaluable post-baseline scan. * Patient with NSCLC-wt with 0% change from baseline was treated at 4.5 mg/kg Q2W. NSCLC-wt: non-small cell lung cancer without known alteration/mutation; NSCLC-EGFRm: EGFR mutant non-small cell lung cancer; PR: partial response; uPR: unconfirmed 26 partial response

KEY HIGHLIGHTS • BEACON-1 Phase 1 monotherapy study ongoing • Fast Track designation granted in post-enfortumab vedotin urothelial cancer AVZO-103 Nectin4/TROP2 ADC ANTICIPATED MILESTONES Solid Tumors • 2H 2026: Initial Phase 1 data • Mid-2027: Phase 2 initiation • 2H 2027: Updated Phase 1 data 27

AVZO-103 Phase 1 Study Design

Monotherapy Dose Escalation Ongoing

POPULATION

- ECOG 0–1
- Asymptomatic CNS disease allowed

DESIGN

- Bayesian Optimal Interval (BOIN)
- Response evaluation by RECIST v1.1

OBJECTIVES

- Evaluate safety/tolerability and determine RP2D/MTD

MONOTHERAPY DOSE ESCALATION/BACKFILL

SOLID TUMORS[1], INCL. mUC

(N~80)

...

4.0 mg/kg Q3W

2.5 mg/kg Q3W
(N=3)

1.5 mg/kg Q3W
(N=3)

PEMBROLIZUMAB COMBINATION DOSE ESCALATION

mUC

(N~35)

DL3

DL2

DL1

[1] Includes solid tumors known to express high Nectin4: urothelial cancer, TNBC, non-squamous EGFRm and non-squamous NSCLC with no actionable genomic alteration, SCCHN and cervical cancer.

CNS: central nervous system; MTD: maximum tolerated dose; mUC: metastatic urothelial cancer; NSCLC: non-small cell lung cancer; RP2D: recommended Phase 2 dose; SCCHN: head and neck squamous cell carcinoma; TNBC: triple negative breast cancer

AVENZO THERAPEUTICS

Under Evaluation

28

Anticipated Milestones PROGRAM ANTICIPATED MILESTONE ESTIMATED TIMING AVZO-021 • Updated Phase 1 monotherapy and fulvestrant combination data • ASCO 2026 CDK2 Inhibitor AVZO-023 • Preliminary, updated ORION-1 Phase 1 data in combination with fulvestrant • Late 2026 CDK4 Inhibitor AVZO-023 + -021 • Initial ORION-1 Phase 1 data in combination with fulvestrant • 2H 2027 CDK4 + CDK2 Inhibitors • Preliminary, updated AVENTINE-1 Phase 1 data • 2H 2026 AVZO-1418 • Phase 2 initiation • Mid-2027 EGFR/HER3 ADC • Updated AVENTINE-1 Phase 1 data • 2H 2027 • Initial BEACON-1 Phase 1 data • 2H 2026 AVZO-103 • Phase 2 initiation • Mid-2027 NECTIN4/TROP2 ADC • Updated BEACON-1 Phase 1 data • 2H 2027 29

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